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                                                                   Exhibit 10.22

                          INVESTMENT ADVISORY AGREEMENT

                  AGREEMENT made this ____ day of _______________, 1994, by and between Ivy Fund (the "Company") and Mackenzie Financial Corporation ("the Advisor")

                  WHEREAS, the Company is an open-end investment company with one or more investment portfolios, one of which is Ivy Canada Fund (the "Fund"); and

                  WHEREAS, the Company has, on behalf of the Fund entered into an agreement with Ivy Management Inc. (the "Manager") to provide management and administrative services; and

                  WHEREAS, the Company engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions specified in the currently effective Prospectus (the "Prospectus") relating to the Company and the Fund included in the Company's Registration Statement, as amended from time to time, filed by the Company under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933;


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                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

                  1. The Company hereby appoints the Adviser to provide the investment advisory services specified in this Agreement with regard to the Fund and the Adviser hereby accepts such appointment.

                  2. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

                     (b) The Company shall be responsible for all of its expenses and liabilities, including: (1) the fees and expenses of the Company's Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors"); (2) the salaries and expenses of any of the Company's officers or employees who are not affiliated with the Manager or the Adviser; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates



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therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the Securities and Exchange Commission and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Company's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Company's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; (13) fees and expenses of membership in industry organizations; and (14) expenses of qualification of the Company as a foreign corporation authorized to do business in any jurisdiction in which the Manager determines that such qualification is necessary or desirable.

                  3. (a) As manager of the assets of the Fund, the Adviser shall make investments for the account of the Fund in accordance with the Adviser's best judgment and within the investment objective and restrictions set forth in the Prospectus applicable to the Fund, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Company's Board of Directors.




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                           (b)      The Adviser will determine the securities
to be purchased or sold by the Fund and will place orders pursuant to its determinations with any broker or dealer who deals in such securities. The Adviser also shall (i) comply with all reasonable requests of the Company for information, including information required in connection with the Company's filings with the Securities and Exchange Commission and state securities commissions, and (ii) provide such other services as the Adviser shall from time to time determine, upon consultation with the Manager, to be necessary or useful to the administration of the Funds.

                  (c) The Adviser shall furnish to the Company's Board of Directors periodic reports on the investment performance of the Fund and on performance of its obligations under this Agreement and shall supply such additional reports and information as the Company's officers or Board of Directors shall reasonably request.

                  (d) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the






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securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

                  4. The Adviser shall give the Company the benefit of the Adviser's best judgment and efforts in rendering services under this Agreement. The Company agrees that the Adviser shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever, PROVIDED that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.



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                  5. In consideration of the services to be rendered by the
Adviser under this Agreement, the Company shall pay the Adviser a monthly fee on the first business day of each month, at the annual rate of 0.35% of the average daily value (as determined on each business day at the time set forth in the Prospectus of the Fund for determining net asset value per share) of the net assets of the Fund during the preceding month. If the fees payable to the Adviser pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Fund shall be computed in the manner specified in the Prospectus of the Fund for the computation of net asset value. For purposes of this Agreement, a "business day" is any day on which the New York Stock Exchange is open for trading.

                  6. (a) This Agreement shall become effective on November 12, 1987 and shall continue in effect for a period of two years from the date of its execution, PROVIDED that the Agreement will continue in effect for more than two years only so long as the continuance is specifically approved at least annually



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(i) by the vote of a majority of the outstanding voting securities of the Fund
(as defined in the 1940 Act) or by the Company's Board of Directors and (ii) by the vote, case in person at a meeting called for that purpose, of a majority of the Company's Independent Directors.

                           (b)      This Agreement may be terminated with
respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Company's entire Board of Directors on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Company. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

                  7. This Agreement shall be construed in accordance with the laws of the State of Florida, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.



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                  IN WITNESS WHEREOF, the parties hereto have caused the
Agreement to be executed as of the date first above written.

                                          IVY FUND on behalf of Ivy Canada Fund

                                          By:
                                             ----------------------------------
                                                   TITLE:  President

                                          MACKENZIE FINANCIAL CORPORATION

                                          By:
                                             ----------------------------------
                                                   TITLE:  President





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